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EXHIBIT 99.2

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


                           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                         CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                          SEPTEMBER 30, 2004      December 31, 2003*
                                                                         ---------------------  ---------------------
                                                                             (UNAUDITED)
                                 ASSETS
  Cash and due from banks, noninterest-bearing                               $  13,476,445          $  14,400,034
  Interest-bearing deposits in other banks                                       4,823,264              3,993,331
                                                                             --------------         --------------
    Total cash and cash equivalents                                             18,299,709             18,393,365
  Securities:
    Available for sale (amortized cost of $45,170,362 in September 2004
     and $43,180,913 in December 2003)                                          45,340,879             43,613,112
    Held to maturity (estimated market value of $2,926,745 in September
     2004 and $3,889,736 in December 2003)                                       2,893,844              3,806,376
  FHLB stock                                                                     4,554,200              4,154,400
  Loans held for sale                                                            5,623,811              6,375,275

  Loans                                                                        448,052,870            404,820,362
    Less allowance for loan losses                                               4,155,967              3,447,002
                                                                             --------------         --------------
      Net loans                                                                443,896,903            401,373,360
  Other real estate owned                                                               --                     --
  Accrued interest receivable                                                    2,110,976              1,852,366
  Premises and equipment, net                                                    8,370,030              8,665,698
  Goodwill                                                                       1,461,543              1,461,543
  Other assets                                                                  12,143,677             12,741,394
                                                                             --------------         --------------
          Total assets                                                       $ 544,695,572          $ 502,436,889
                                                                             ==============         ==============

                  LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                   $ 399,462,616          $ 367,202,433
  Short-term borrowings                                                         38,419,161             41,416,785
  Escrow deposits                                                                  226,539                199,433
  Accrued interest payable                                                         200,962                180,067
  Accrued expenses and other liabilities                                         2,500,187              2,207,003
  Long-term obligations                                                         58,083,976             48,087,770
                                                                             --------------         --------------
       Total liabilities                                                       498,893,441            459,293,491
                                                                             --------------         --------------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                    --                     --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,860,764 and 2,849,447 shares issued and outstanding                        2,860,764              2,849,447
  Additional paid-in capital                                                     2,673,233              2,638,044
  Accumulated other comprehensive income                                           112,541                285,251
  Retained earnings                                                             40,155,593             37,370,656
                                                                             --------------         --------------
       Total stockholders' equity                                               45,802,131             43,143,398
                                                                             --------------         --------------
          Total liabilities and stockholders' equity                         $ 544,695,572          $ 502,436,889
                                                                             ==============         ==============

Book value per common share                                                  $       16.01          $       15.14
                                                                             ==============         ==============
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*Derived from audited consolidated financial statements.



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
                           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                              CONSOLIDATED STATEMENTS OF OPERATIONS
                                           (UNAUDITED)
                                                                   THREE MONTHS ENDED                      NINE MONTHS ENDED
                                                                      SEPTEMBER 30,                           SEPTEMBER 30,
                                                                 2004               2003                2004               2003
                                                           -----------------  -----------------   -----------------  ---------------
INTEREST INCOME:
  Loans                                                      $  6,409,154       $  6,421,021        $ 18,445,865      $  19,557,143
  Securities                                                      557,179            451,502           1,675,783          1,583,490
  Other                                                            12,356             14,410              30,123             38,400
  Dividends on FHLB stock                                          37,653             29,554             110,760            112,978
                                                             -------------      -------------       -------------     --------------
       Total interest income                                    7,016,342          6,916,487          20,262,531         21,292,011
                                                             -------------      -------------       -------------     --------------
INTEREST EXPENSE:
  Deposits                                                      1,635,174          1,756,670           4,613,972          5,698,997
  Borrowed funds                                                  713,094            882,897           2,077,488          2,664,796
                                                             -------------      -------------       -------------     --------------
       Total interest expense                                   2,348,268          2,639,567           6,691,460          8,363,793
                                                             -------------      -------------       -------------     --------------

NET INTEREST INCOME                                             4,668,074          4,276,920          13,571,071         12,928,218
Provision for loan losses                                         225,000            180,000             745,000            560,000
                                                             -------------      -------------       -------------     --------------
       Net interest income after provision for loan losses      4,443,074          4,096,920          12,826,071         12,368,218
                                                             -------------      -------------       -------------     --------------
NONINTEREST INCOME:
   Gain on sale of loans                                          682,115          1,179,517           1,959,574          3,313,713
   Service charges and fees on loans                              159,359            123,202             351,457            425,624
   Deposit-related fees                                           418,910            354,046           1,177,449            987,561
   Bank-owned life insurance earnings                              73,182             91,506             244,195            278,490
   Other income, net                                               61,750             52,940             165,500            146,944
                                                             -------------      -------------       -------------     --------------
       Total noninterest income                                 1,395,316          1,801,211           3,898,175          5,152,332
                                                             -------------      -------------       -------------     --------------
NONINTEREST EXPENSE:
   Compensation and fringe benefits                             2,349,614          2,333,605           7,055,462          7,081,173
   Occupancy and equipment                                        834,037            690,012           2,468,454          1,997,581
   Professional and examination fees                               87,276             38,058             311,552            251,766
   Advertising                                                    140,476            169,590             383,447            435,687
   Other                                                          503,713            524,396           1,520,666          1,487,456
                                                             -------------      -------------       -------------     --------------
     Total noninterest expense                                  3,915,116          3,755,661          11,739,581         11,253,663
                                                             -------------      -------------       -------------     --------------

Income before income taxes                                      1,923,274          2,142,470           4,984,665          6,266,887
Income tax expense                                                636,845            712,063           1,656,183          2,025,591
                                                             -------------      -------------       -------------     --------------

NET INCOME                                                   $  1,286,429       $  1,430,407        $  3,328,482      $   4,241,296
                                                             =============      =============       =============     ==============

NET INCOME PER SHARE:
   Basic                                                     $       0.45       $       0.50        $       1.16      $        1.49
                                                             =============      =============       =============     ==============
   Diluted                                                   $       0.44       $       0.49        $       1.14      $        1.47
                                                             =============      =============       =============     ==============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                                        2,860,764          2,848,197           2,859,022          2,846,941
                                                             =============      =============       =============     ==============
   Diluted                                                      2,907,011          2,901,844           2,909,915          2,895,058
                                                             =============      =============       =============     ==============
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


COOPERATIVE BANKSHARES, INC.

                                                                        For the quarter ended
                                                      SEPTEMBER 30, 2004                    SEPTEMBER 30, 2003
                                              --------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                                    Average                               Average
                                                Average                   Yield/     Average                     Yield/
                                                Balance     Interest      Cost       Balance       Interest      Cost
                                              -----------  ----------- -----------  -----------  ----------- -----------
Interest-earning assets:
   Interest-bearing deposits in other banks    $   3,845      $    12       1.25%    $   5,487       $   14       1.02%
   Securities:
        Available for sale                        46,125          520       4.51%       40,949          441       4.31%
        Held to maturity                           2,969           37       4.98%        5,681           11       0.77%
   FHLB stock                                      4,288           38       3.54%        3,614           30       3.32%
   Loan portfolio                                447,644        6,409       5.73%      425,569        6,421       6.04%
                                               ----------     --------               ----------      -------
    Total interest-earning assets                504,871        7,016       5.56%      481,300        6,917       5.75%

Non-interest earning assets                       27,434                                28,449
                                               ----------                            ----------
Total assets                                   $ 532,305                             $ 509,749
                                               ==========                            ==========


Interest-bearing liabilities:
   Deposits                                      360,823        1,635       1.81%      342,492        1,757       2.05%
   Borrowed funds                                 91,119          713       3.13%       96,694          883       3.65%
                                               ----------     --------               ----------     --------
    Total interest-bearing liabilities           451,942      $ 2,348       2.08%      439,186       $2,640       2.40%
                                                              --------                              --------

Non-interest bearing liabilities                  35,141                                28,685
                                               ----------                            ----------

    Total liabilities                            487,083                               467,871
    Stockholders' equity                          45,222                                41,878
                                               ----------                            ----------
Total liabilities and stockholders' equity     $ 532,305                             $ 509,749
                                               ==========                            ==========

Net interest income                                           $ 4,668                                $4,277
                                                              ========                              ========

Interest rate spread                                                        3.48%                                 3.35%
                                                                          =======                               =======

Net yield on interest-earning assets                                        3.70%                                 3.55%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                             111.7%                                109.6%
                                                                          =======                               =======
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